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                       SECURITIES AND EXCHANGE COMMISSION
                              WASHINGTON, DC 20549


                                ----------------

                                    FORM 8-K


                                 CURRENT REPORT
                     PURSUANT TO SECTION 13 OR 15(d) OF THE
                         SECURITIES EXCHANGE ACT OF 1934


Date of Report (Date of earliest event reported): June 13, 2003

                                    JPE, Inc.
         ---------------------------------------------------------------
             (Exact Name of Registrant as Specified in its Charter)




       Michigan                   0-22580                38-2958730
      ---------------            ------------           -------------------
      (State or Other            (Commission            (IRS Employer
      Jurisdiction of            File Number)           Identification No.)
      Incorporation)


                  1030 Doris Road, Auburn Hills, Michigan 48326
     -----------------------------------------------------------------------
               (Address of principal executive offices) (Zip Code)


       Registrant's telephone number, including area code: (248) 232-1191
                                                           --------------

                                 Not Applicable
     -----------------------------------------------------------------------
          (Former Name or Former Address, if Changed Since Last Report)

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Item 2.        Acquisition or Disposition of Assets

        On June 13, 2003 Plastic Trim, Inc. ("PTI"), a wholly owned subsidiary of JPE, Inc. (the "Registrant"), disposed of substantially all of the assets of PTI and the Registrant disposed of certain of its assets used in the business of PTI (the "Sale of Assets"), pursuant to an Amended and Restated Asset Purchase Agreement dated as of May 14, 2003 by and among PTI Acquisition, LLC ("Buyer"), an Ohio limited liability company, PTI and the Registrant (the "Purchase Agreement"). The aggregate purchase price, which was determined by arms' length negotiations between the Registrant and Buyer, was $8,750,000 in cash. Under the terms of the Purchase Agreement, $1,000,000 of the purchase price will be held in escrow until a post-closing adjustment to reflect changes in net working capital is finally determined.

        The foregoing description is qualified in its entirety by reference to the agreements filed herewith as Exhibits.

Item 5.        Other Events and Required FD Disclosure

        On June 11, 2003, a Plan of Dissolution of the Registrant ("Plan of Dissolution") adopted by the majority shareholder of Registrant became effective. A copy of the Plan of Dissolution was included as Appendix B to the Registrant's Information Statement on Schedule 14C filed with the Securities and Exchange Commission on May 22, 2003. Pursuant to the Plan of Dissolution, on June 16, 2003 the Registrant filed a Certificate of Dissolution with the Michigan Department of Consumer and Industry Services. In partial implementation of the Plan of Dissolution, the Registrant will close its stock transfer books and discontinue recording transfers and sales of its Common and First Series Preferred Shares on September 30, 2003. After the repayment of its liabilities and obligations, the Registrant will not have any proceeds from the Sale of Assets available for dividends or distributions to the shareholders of the Company pursuant to the Plan of Dissolution or otherwise.


Item 7.        Financial Statements, Pro Forma Financial Information and
               Exhibits.

               (a) Financial Statements of Business Acquired: Not Applicable


               (b) Pro Forma Financial Information:

                   In accordance with Item 7(b)(2) of Form 8-K, the pro forma financial information required by Item 7(b) will be filed by amendment to this Form 8-K no later than 60 days after June 30, 2003.

               (c) Exhibits:

                   *2.1 Amended and Restated Asset Purchase Agreement dated as of May 14, 2003 among PTI Acquisition, LLC, Plastic Trim, Inc. and JPE,


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                              Inc., incorporated by reference to Exhibit 2.11 to
                              the Registrant's Annual Report on Form 10-K for the year ended December 31, 2003.

                   *2.2 Plan of Dissolution of the Registrant, incorporated by reference to Exhibit 2.12 to the Registrant's Annual Report on Form 10-K for the year ended December 31, 2003.


               * Schedules and Disclosure Statement omitted. The Registrant will furnish a supplementary copy of the Disclosure Statement and any omitted schedule to the Commission upon request.




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                                    SIGNATURE

        Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                            JPE, INC.


                                            By:  /s/ SCOTT K. KOEPKE
                                                --------------------------------
                                                   Name:  Scott K. Koepke
                                                   Title: President


Date: June 27, 2003






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                                  EXHIBIT INDEX


Exhibit No.           Description of Exhibit
-----------           ----------------------
    *2.1              Amended and Restated Asset Purchase Agreement dated as of
                      May 14, 2003 among PTI Acquisition, LLC, Plastic Trim,
                      Inc. and JPE, Inc., incorporated by reference to Exhibit
                      2.11 to the Registrant's Annual Report on Form 10-K for
                      the year ended December 31, 2003.

    *2.2 Plan of Dissolution of the Registrant, incorporated by reference to Exhibit 2.12 to the Registrant's Annual
                      Report on Form 10-K for the year ended December 31, 2003.


               * Schedules and Disclosure Statement omitted. The Registrant will furnish a supplementary copy of the Disclosure Statement and any omitted schedule to the Commission upon request.






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